September 29, 2025 Q3 2025 Supplemental Information Progress Financial Results

2© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; future revenue growth, operating margin and cost savings; future acquisitions; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future performance or achievements to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (ii) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; (iii) we may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts; (iv) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors or zero-day vulnerabilities, we may experience reputational harm, legal claims and financial exposure; and the results of inquiries, investigations and legal claims regarding the MOVEit Vulnerability remain uncertain, while the ultimate resolution of these matters could result in losses that may be material to our financial results for a particular period; (v) future acquisitions may not be successful or may involve unanticipated costs or other integration issues that could disrupt our existing operations; and (vi) expected synergies and benefits of the ShareFIle acquisition may not be realized which could negatively impact our future results of operations and financial condition. For further information regarding risks and uncertainties associated with Progress' business, please refer to Progress' filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2024, and its Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2025. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this presentation, including but not limited to, non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow, annualized recurring revenue ("ARR"), Net Retention Rate ("NRR"), and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles (“GAAP”). Please see "Important Information Regarding Non-GAAP Financial Information" below for additional information. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended August 31, 2025, which is furnished on a Form 8-K concurrently with this presentation and is available in the Investor Relations section of our website.

3© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Conference Call Details Please note: Webcast is listen-only. What: When: Time: To register for the Live Call: Access the Webcast: Progress Fiscal Q3’25 Financial Results Monday, September 29, 2025 5:00 p.m. ET Please go to this link to retrieve dial-in details. Here.

4© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Summary Highlights Q3 2025 • Revenues of $250M vs. prior guidance of $237M - $243M, an increase of 38% year-over-year in constant currency • ARR: $849M, up 47% year-over-year in constant currency, 3% pro-forma • NRR: 100% • Operating margin: 40% • EPS: $1.50, above high end of prior guidance of $1.28 - $1.34 • Q4 ’25 Guidance: Revenue: $250M - $256M; EPS: $1.29 - $1.35 • FY ’25 Guidance update: Revenue: $975M - $981M, up from $962M - $974M EPS: $5.50 - $5.56, up from $5.28 - $5.40 All figures are non-GAAP. Definitions of non-GAAP financial measures (including ARR and NRR) can be found in "Important Information Regarding Non-GAAP Financial Information". Strong Q3 Results; ARR Growth of 47%, Net Retention Rate 100% Guidance Raised for Revenue, EPS, and Cash Flow

Annualized Recurring Revenue

ARR growth of 47% year-over-year

ShareFile adds ~$260M of ARR

Other products further add to year-over-year growth

All periods reported in constant currency, using current year budgeted exchange rates



ARR Growth 47%
$576
$849
Q3 '24
Q3 '25
ARR
ShareFile
ARR Growth

Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers.

Progress

© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

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6© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Annualized Recurring Revenue Trend Al l periods reported in constant currency, using current year budgeted exchange rates Pro Forma ARR growth of 3% year-over- year (ShareFile included in all periods) Net Retention Rate between 100%-102% Consistent Annual Growth Net Retention % - TTM 101% 102% 102% 101% 100% 100% 100% 100% 100%

7© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Total Growth Strategy: Driving ARR Growth ARR CAGR of 20% Q3 2020 – Q3 2025 All periods reported in constant currency, using current year budgeted exchange rates

8© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Total Growth Strategy: Driving Revenue Growth Revenue CAGR of 15% 2021 – 2025(E)* * Represents the mid-point of our FY’25 guidance range

9© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Operating Income CAGR of 13% 2021 – 2025(E)* Best-in-class non-GAAP operating margins consistently above 35% * Represents the mid-point of our FY’25 guidance range Total Growth Strategy: Growing Profitability

10© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Unlevered FCF CAGR of 12% 2021 – 2025(E)* * Represents the mid-point of our FY’25 guidance range Total Growth Strategy: Growing Unlevered Free Cash Flow

11© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Capital Allocation Strategy PRIMARY FOCUS Continue to prioritize accretive M&A opportunities that meet our disciplined criteria to create the strongest returns. Repurchase shares to offset dilution from our equity programs. • Management has flexibility to increase, reduce, or suspend repurchases depending on market conditions and other considerations including size and timing of proposed M&A. • $15M of shares repurchased in Q3 ’25; $65M YTD Use our significant free cash flow to pay down debt and reload for the next acquisition. • $40M repaid in Q3 ’25; $110M YTD • Currently modeling $160M* in debt repayment for FY2025 * Assumes $50M in debt repayment and no share repurchases in Q4 2025

Well Defined M&A Framework



End Market Alignment	▪ Cast a wide net across infrastructure software and all aspects of the development lifecycle ▪ Tight alignment increases synergy potential
Appropriate Sizing	▪ ~10-25% of current Progress revenues ▪ Can be financed and integrated efficiently
Financial Characteristics	▪ High recurring revenue and customer retention ▪ Potential to achieve operational efficiency
ROIC > WACC	▪ Focused on sustained returns, accretive

Progress

© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

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13© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Summary Q3 2025 Financial Results Q3 2025 Results Prior Q3 2025 Outlook (provided on June 30, 2025) Revenue $250M $237M - $243M GAAP earnings per share (Diluted) $0.44 $0.29 - $0.35 Non-GAAP earnings per share (Diluted) $1.50 $1.28 - $1.34 GAAP Operating Margin 18% Not guided Non-GAAP Operating Margin 40% Not guided Cash from Operations (GAAP) $73M Not guided Adjusted Free Cash Flow (Non-GAAP) $74M Not guided Unlevered Free Cash Flow (Non-GAAP) $89M Not guided

14© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of September 29, 2025) Q4 2025 Current Outlook FY 2025 Prior Outlook (provided on June 30, 2025) FY 2025 Updated Outlook Revenue $250M - $256M $962M - $974M $975M - $981M GAAP EPS $0.31 - $0.37 $1.27 - $1.43 $1.38 - $1.45 Non-GAAP EPS $1.29 - $1.35 $5.28 - $5.40 $5.50 - $5.56 GAAP Operating Margin Not guided 15% Unchanged Non-GAAP Operating Margin Not guided 38% - 39% Unchanged Cash from Operations (GAAP) Not guided $218M - $230M $221M - $231M Adjusted Free Cash Flow (Non-GAAP) Not guided $228M - $240M $232M - $242M Unlevered Free Cash Flow (Non-GAAP) Not guided $285M - $296M $289M - $299M GAAP Effective Tax Rate Not guided 17% 19% Non-GAAP Effective Tax Rate Not guided 20% Unchanged

15© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Outstanding Debt and Potential Impact on Share Count Convertible # 1 Balance: $360M Interest Rate: 1.00% Conversion Price: $57.30 Expiration: April 15, 2026 Capped Call Coverage: up to $89.88* * Subject to downward adjustment for dividend policy Convertible # 2 Balance: $450M Interest Rate: 3.50% Conversion Price: $67.74 Expiration: March 1, 2030 Capped Call Coverage: up to $92.98* * Subject to downward adjustment for dividend policy Revolver (as of 8/31/25) Balance: $620M drawn out of $1.5B Interest Rate: 1.25% to 2.5% above benchmark (Current interest rate ~ 6.1% as of Sep 18, 2025) Unused revolver fee: 0.15% - 0.35% Expiration: July 21, 2030 Projected ending FY 2025 Balance = $570M* *Assumes $50M in debt repayment and no share repurchases in Q4 2025 Approximately $5.8M of additional interest expense in FY 2025 for amortization of debt issuance costs $55 $60 $65 $70 $75 $80 Impact of convertible notes on diluted weighted average share count (M)* 0.0 0.3 0.7 1.4 2.1 2.8 Current Guidance Assumption * Does not contempla te the impac t on diluted we ighted average share count from other events such as repurchases, issuance under equity plans, e tc . Prior Guidance Assumption Future Share Price

Supplemental Financial Information

17© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

18© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress furnishes certain non-GAAP supplemental information to our financial results. We use such non-GAAP financial measures to evaluate our period-over-period operating performance because our management team believes that excluding the effects of certain GAAP-related items helps to illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as greater understanding of the results from the primary operations of our business. Management also uses such non-GAAP financial measures to establish budgets and operational goals, evaluate performance, and allocate resources. In addition, the compensation of our executives and non-executive employees is based in part on the performance of our business as evaluated by such non-GAAP financial measures. We believe these non-GAAP financial measures enhance investors’ overall understanding of our current financial performance and our prospects for the future by: (i) providing more transparency for certain financial measures, (ii) presenting disclosure that helps investors understand how we plan and measure the performance of our business, (iii) affording a view of our operating results that may be more easily compared to our peer companies, and (iv) enabling investors to consider our operating results on both a GAAP and non-GAAP basis (including following the integration period of our prior acquisitions). However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States ("GAAP") and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information may have a material impact on Progress’ financial results. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended August 31, 2025, which is furnished on a Form 8-K concurrently with this presentation and is available on the Progress website at www.progress.com within the investor relations section. In this presentation, we may reference the following non-GAAP financial measures: • Amortization of acquired intangibles - We exclude amortization of acquired intangibles because those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired. Adjustments include preliminary estimates relating to the valuation of intangible assets from ShareFile and Nuclia. The final amounts will not be available until the Company's internal procedures and reviews are completed. • Stock-based compensation - We exclude stock-based compensation to be consistent with the way management and, in our view, the overall financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include these charges in operating plans. • Restructuring expenses - In all periods presented, we exclude restructuring expenses incurred because those expenses distort trends and are not part of our core operating results. Adjustments include preliminary estimates relating to restructuring expenses from ShareFile. The final amounts will not be available until the Company's internal procedures and reviews are completed. • Acquisition-related expenses - We exclude acquisition-related expenses in order to provide a more meaningful comparison of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity, and/or volume of past acquisitions, which often drives the magnitude of acquisition-related costs, may not be indicative of the size, complexity, and/or volume of future acquisitions. • Cyber vulnerability response expenses, net - We exclude certain expenses resulting from the MOVEit Vulnerability, as more thoroughly described in our filings with the Securities and Exchange Commission since June 5, 2023. Expenses include costs to investigate and remediate these cyber related matters, as well as legal and other professional services related thereto. Expenses related to such cyber matters are provided net of expected insurance recoveries, although the timing of recognizing insurance recoveries may differ from the timing of recognizing the associated expenses. Costs associated with the enhancement of our cybersecurity program are not included within this adjustment. We expect to continue to incur legal and other professional services expenses in future periods associated with the MOVEit Vulnerability. Expenses related to such cyber matters are expected to result in operating expenses that would not have otherwise been incurred in the normal course of business operations. We believe that excluding these costs facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance. Important Information Regarding Non-GAAP Financial Information

19© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • Provision for income taxes - We adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. • Constant currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period-to-period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. We also may reference the following liquidity measures: • Adjusted free cash flow ("AFCF") and unlevered free cash flow ("Unlevered FCF") - AFCF is equal to cash flows from operating activities less purchases of property and equipment, plus restructuring payments. Unlevered FCF is AFCF plus tax-effected interest expense on outstanding debt. We also may reference the following select performance metrics: • Annualized Recurring Revenue (“ARR”) - We disclose ARR as a performance metric to help investors better understand and assess the performance of our business because our mix of revenue generated from recurring sources currently represents the substantial majority of our revenues and is expected to continue in the future. We define ARR as the annualized revenue of all active and contractually binding term-based contracts from all customers at a point in time. ARR includes revenue from maintenance, software upgrade rights, public cloud, and on-premises subscription-based transactions and managed services. ARR mitigates fluctuations in revenue due to seasonality, contract term and the sales mix of subscriptions for term-based licenses and SaaS. We use ARR to understand customer trends and the overall health of our business, helping us to formulate strategic business decisions. We calculate the annualized value of annual and multi-year contracts, and contracts with terms less than one year, by dividing the total contract value of each contract by the number of months in the term and then multiplying by 12. Annualizing contracts with terms less than one-year results in amounts being included in our ARR that are in excess of the total contract value for those contracts at the end of the reporting period. We generally do not sell non-SaaS- based contracts with a term of less than one year unless a customer is purchasing additional licenses under an existing annual or multi-year contract. The expectation is that at the time of renewal, such contracts with a term less than one year will renew with the same term as the existing contracts being renewed, such that both contracts are co-termed. Historically, such contracts with a term of less than one year renew at rates equal to or better than annual or multi-year contracts. For SaaS-based contracts, there is a meaningful percentage of monthly auto-renewing contracts for which annualizing the contracts results in amounts being included in our ARR that are in excess of the total contract value for those contracts at the end of the reporting period. Revenue from term-based license and on-premises subscription arrangements include a portion of the arrangement consideration that is allocated to the software license that is recognized up-front at the point in time control is transferred under ASC 606 revenue recognition principles. ARR for these arrangements is calculated as described above. The expectation is that the total contract value, inclusive of revenue recognized as software license, will be renewed at the end of the contract term. The calculation is done at constant currency using the current year budgeted exchange rates for all periods presented.

20© 2025 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • ARR continued - ARR is not defined in GAAP and is not derived from a GAAP measure. Rather, ARR generally aligns to billings (as opposed to GAAP revenue which aligns to the transfer of control of each performance obligation). ARR does not have any standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. • Net Retention Rate ("NRR") - We calculate net retention rate as of a period end by starting with the ARR from the cohort of all customers as of 12 months prior to such period end ("Prior Period ARR"). We then calculate the ARR from these same customers as of the current period end ("Current Period ARR"). Current Period ARR includes any expansion and is net of contraction or attrition over the last 12 months but excludes ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the net retention rate. Net retention rate is not calculated in accordance with GAAP and is not derived from a GAAP measure.